                                                                    Exhibit 99.2

                         NOTICE OF GUARANTEED DELIVERY
             FOR TENDER OF 7.50% SENIOR SUBORDINATED NOTES DUE 2012
                                       OF

                              JO-ANN STORES, INC.
                 Pursuant to the Exchange Offer and Prospectus
                               Dated June 9, 2004
                   (Not To Be Used For Signature Guarantees)

  THE EXCHANGE OFFER WILL EXPIRE AT 11:59 P.M., NEW YORK CITY TIME, ON JULY 9,
     2004, OR SUCH LATER TIME AND DATE TO WHICH THE OFFER IS EXTENDED (THE
                              "EXPIRATION DATE").

     This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer if (i) certificates for the 7.50% Senior Subordinated Notes due 2012 of Jo-Ann Stores, Inc. (the "Company") are not immediately available, (ii) such certificates, the Letter of Transmittal and all other required documents cannot be delivered to the exchange agent before the Expiration Date, or (iii) the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the exchange agent. In addition, in order to utilize the guaranteed delivery procedures to tender Outstanding Notes pursuant to the Exchange Offer, a properly completed and duly executed Letter of Transmittal (or facsimile thereof) relating to the Outstanding Notes must also be received by the exchange agent prior to expiration of the Exchange Offer. See "The Exchange Offer -- Guaranteed Delivery Procedures" in the prospectus.

                 The exchange agent for the Exchange Offer is:
                               NATIONAL CITY BANK

          By Mail:              By Hand or Overnight Courier:          New York Drop:

     National City Bank              National City Bank         The Depository Trust Company
       P.O. Box 92301            Corporate Trust Operations      Transfer Agent Drop Service
 Cleveland, Ohio 44193-0900       3rd Floor -- North Annex             55 Water Street
                                     4100 West 150th St.           Jeanette Park Entrance
                                 Cleveland, Ohio 44135-1385       New York, New York 10041

                          By Facsimile: (216) 222-9326
                      Confirm by Telephone: (216) 222-2552

     Originals of all documents sent by facsimile should be promptly sent to the exchange agent by registered or certified mail, by hand, or by overnight delivery service.

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

     The undersigned hereby tenders to Jo-Ann Stores, Inc., an Ohio corporation, upon the terms and subject to the conditions set forth in the prospectus, dated June 9, 2004, and the related Letter of Transmittal (which together constitute the Exchange Offer), receipt of which is hereby acknowledged, the aggregate principal amount of Outstanding Notes set forth below pursuant to the guaranteed delivery procedures set forth in the prospectus and Instruction 2 of the Letter of Transmittal. All authority conferred or agreed to be conferred herein shall survive the death or incapacity of the undersigned, and every obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned.

Name(s) of Registered Holder(s):
                                 -----------------------------------------------

Aggregate Principal Amount Tendered: $
                                       -----------------------------------------

Certificate Number(s) (if available):
                                      ------------------------------------------

Total Principal Amount Represented by Certificate(s): $
                                                        ------------------------

If Outstanding Notes will be tendered by book-entry transfer, provide the following information:

DTC Account Number:
                    ------------------------------------------------------------

Date:
      --------------------------------------------------------------------------
                                 PLEASE SIGN HERE

X
  ------------------------------------------------------------------------------

X
  ------------------------------------------------------------------------------
                  Signature(s) of Owner(s) or Authorized Signatory
Date:
      --------------------------------------------------------------------------

Date:
      --------------------------------------------------------------------------

Area Code and Telephone Number:
                                ------------------------------------------------

     This Notice of Guaranteed Delivery must be signed by the holder(s) of the tendered Outstanding Notes as their name(s) appear(s) on certificates for such Outstanding Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

Name(s):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity:
--------------------------------------------------------------------------------

Address(es):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)

                     THE GUARANTEE BELOW MUST BE COMPLETED

                             GUARANTEE OF DELIVERY
                   (Not To Be Used For Signature Guarantees)

     The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States or a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934 as an "eligible guarantor institution," including (as such terms are defined in Rule 17Ad-15): (i) a bank; (ii) a broker, dealer, municipal securities broker, municipal securities dealer, government securities broker, government securities dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association recognized program, hereby guarantees to deliver to the exchange agent, at one of the addresses set forth above, either the Outstanding Notes tendered hereby in proper form for transfer or confirmation of the book-entry transfer of such Outstanding Notes to the exchange agent's account at The Depository Trust Company, pursuant to the procedures for book-entry transfer set forth in the prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof) and any other required documents within three New York Stock Exchange trading days after the Expiration Date.

     The undersigned acknowledges that it must deliver the Letter(s) of Transmittal and the Outstanding Notes tendered hereby to the exchange agent within the time period set forth above. Failure to do so could result in a financial loss to the undersigned.

Name of Firm:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     (INCLUDING ZIP CODE)
Authorized Signature:
--------------------------------------------------------------------------------

Name:
--------------------------------------------------------------------------------

                        (PLEASE PRINT)
Title:
--------------------------------------------------------------------------------

Area Code and Telephone Number:
----------------------------------------------------------------------

Dated:
--------------------------------

NOTE: DO NOT SEND OUTSTANDING NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. OUTSTANDING NOTES SHOULD BE SENT WITH THE LETTER OF TRANSMITTAL.